LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 1, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED NOVEMBER 23, 2016, OF

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Effective May 1, 2017, the following text replaces the information solely regarding the portfolio managers of Western Asset Global Strategic Income Fund in the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Investment Professionals – Other Accounts Managed by Investment Professionals”:

All information is provided as of December 31, 2016.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ billions)
S. Kenneth Leech	Registered investment companies	103	154.65	0	0
	Other pooled investment vehicles	271	82.44	7	1.59
	Other accounts	613	188.46	66	18.47

Gordon S. Brown	Registered investment companies	5	1.96	0	0
	Other pooled investment vehicles	18	3.68	1	0.12
	Other accounts	75	24.63	7	5.05

Michael C. Buchanan	Registered investment companies	44	45.46	0	0
	Other pooled investment vehicles	88	36.41	3	1.15
	Other accounts	241	78.52	30	11.48

Annabel Rudebeck	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Effective May 1, 2017, the following text replaces the information solely regarding the portfolio managers of Western Asset Global Strategic Income Fund in the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Investment Professionals – Investment Professional Securities Ownership”:

All information is provided as of December 31, 2016.

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Gordon S. Brown	None
Michael C. Buchanan	None
Annabel Rudebeck	None

Please retain this supplement for future reference.

WASX338582